EXHIBIT 99.4

                        Pro Forma Financial Statements of
                      Century Pacific Financial Corporation
    as of September 30, 2005 and for the nine months ended June 30, 2005 and for the year ended September 30, 2004
                                       and
          Versatile Entertainment, Inc. and Bella Rose, LLC (combined)
 as of September 30, 2005 and for the nine months ended September 30, 2005 and for Versatile Entertainment, Inc. for the year ended December 31, 2004.

The pro-forma unaudited financial statements reflect the Closing of the exchange transaction as of September 30, 2005, for Balance Sheet purposes, and for the years ended December 31, 2004 and September 30, 2004, and for the nine months ended September 30, 2005 and June 30, 2005 for Statements of Operations purposes, as if the Closing had occurred as of such dates. The unaudited pro-forma financial data and the notes thereto should be read in conjunction with Century's historical financial statements and the combined historical financial statements of Versatile and Bella Rose. The unaudited pro-forma financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited pro-forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.


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


                      CENTURY PACIFIC FINANCIAL CORPORATION
                                       AND
          VERSATILE ENTERTAINMENT, INC. AND BELLA ROSE, LLC (COMBINED)
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 2005

                                                                      VERSATILE
                                                        CENTURY       ENT., INC.
                                                        PACIFIC       AND BELLA      PRO FORMA        PRO FORMA
                                                       FINANCIAL      ROSE,LLC      ADJUSTMENTS      CONSOLIDATED
                                                      CORPORATION   SEPT 30, 2005   (SEE NOTES)      (SEE NOTE A)
                                                    SEPT. 30, 2005   (Unaudited)    (Unaudited)      (Unaudited)
                                                      -----------    -----------    -----------      -----------
                       ASSETS
Current  Assets:
 Cash and cash equivalents ........................   $    68,034    $     1,544    $ 6,855,625  E   $ 6,925,203
 Due from factor ..................................          --          109,575           --            109,575
 Trade accounts receivable ........................          --            1,183           --              1,183
 Inventories ......................................          --          523,764           --            523,764
 Prepaid expenses and other current assets ........          --            3,700           --              3,700
 Deferred tax asset ...............................          --           12,800           --             12,800
                                                      -----------    -----------    -----------      -----------
             Total current assets .................        68,034        652,566      6,855,625        7,576,225
                                                      -----------    -----------    -----------      -----------

 Property and equipment, net
   of accumulated depreciation ....................          --          102,645           --            102,645
 Trademarks .......................................          --           39,800           --             39,800
                                                      -----------    -----------    -----------      -----------

         Total assets .............................   $    68,034    $   795,011    $ 6,855,625      $ 7,718,670
                                                      ===========    ===========    ===========      ===========

      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
 Accounts payable and accrued expenses ............   $    57,500    $   845,846    $      --        $   903,346
 Income taxes payable .............................          --           98,200                          98,200
 Note payable to related party ....................          --           75,000                          75,000
                                                      -----------    -----------    -----------      -----------
             Total current liabilities ............        57,500      1,019,046           --          1,076,546

 Deferred tax liability ...........................          --           21,000           --             21,000
                                                      -----------    -----------    -----------      -----------
         Total liabilities ........................        57,500      1,040,046           --          1,097,546
                                                      -----------    -----------    -----------      -----------

Stockholders' Equity:

 Preferred stock, $0.001 par value
    Authorized  10,000,000 shares
    Issued and outstanding none ...................          --             --             --               --
 Common stock,  $0.001 par value
    Authorized 150,000,000 shares
    Issued and outstanding 13,775,021 shares ......        13,775           --           20,560  C        34,335
 Common stock,  no par value
    Authorized 100 shares
    Issued and outstanding 90 shares ..............          --          301,000       (301,000) B          --
 Members' deficit .................................          --         (395,481)       395,481  B          --
 Additional paid-in capital .......................     4,676,720           --          (94,481) B     6,737,343
                                                                                        (20,560) C
                                                                                     (4,679,961) D
                                                                                      6,855,625  E
                                                                                        310,000  E
                                                                                       (310,000) E
                                                                                        808,000  E
                                                                                       (808,000) E
 Accumulated deficit ..............................    (4,679,961)      (150,554)     4,679,961  D      (150,554)
                                                      -----------    -----------    -----------      -----------
 Total stockholders' equity .......................        10,534       (245,035)     6,855,625        6,621,124
                                                      -----------    -----------    -----------      -----------

 Total liabilities and stockholders' equity .......   $    68,034    $   795,011    $ 6,855,625      $ 7,718,670
                                                      ===========    ===========    ===========      ===========


(A) The consolidated Balance Sheet includes the accounts of the Company and its wholly owned subsidiaries, Versatile Entertainment, Inc. ("Versatile") and Bella Rose, LLC ("Bella Rose"). The acquisition of Versatile and Bella Rose will be accounted for as a reverse merger with Versatile and Bella Rose deemed to be the accounting acquirers and Century Pacific Financial Corporation ("Century") deemed to be the legal acquirer.

(B) At the Closing, Common Stock of Versatile ($301,000) and Members' deficit of Bella Rose ($395,481) will be reclassified to additional paid-in capital to reflect the additional shares of common stock that will be issued at par value of $0.001 per share.


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


(C) Shares are shown after a post-closing mandatory conversion of certain preferred stock issued after closing followed by a reverse split of Century's outstanding common shares on a 1 for 9.25 basis. At closing, $20,560 will be reclassified to common stock to reflect the additional shares that will be issued at a par value of $0.001.

(D) Accounts for the adjustment of stockholders' equity of the accounting acquirer during the exchange transaction.

(E) Accounts for the proceeds from the equity raise of $7.8 million through the issuance of 6.25 million shares of common stock on an as converted, post reverse-split basis.


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


                      CENTURY PACIFIC FINANCIAL CORPORATION
                                       AND
                          VERSATILE ENTERTAINMENT, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS


                                                                   VERSATILE
                                                      CENTURY    ENTERTAINMENT,
                                                      PACIFIC         INC.         PRO FORMA         PRO FORMA
                                                     FINANCIAL     YEAR ENDED     ADJUSTMENTS       CONSOLIDATED
                                                    CORPORATION   DECEMBER 31,    (SEE NOTES)       (SEE NOTE A)
                                                  SEPT. 30, 2004      2004        (Unaudited)       (Unaudited)
                                                   ------------   ------------    ------------      ------------
NET SALES AND REVENUE ..........................   $       --     $    163,702    $       --        $    163,702

COST OF GOODS SOLD .............................           --          103,091            --             103,091
                                                   ------------   ------------    ------------      ------------

GROSS PROFIT ...................................           --           60,611            --              60,611

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES ...           --          323,757            --             323,757
                                                   ------------   ------------    ------------      ------------

OPERATING  LOSS ................................           --         (263,146)           --            (263,146)
                                                   ------------   ------------    ------------      ------------

OTHER EXPENSE:
     Interest expense ..........................           --            1,189            --               1,189
     Income from discontinued operations, net of
       tax of $15,197 ..........................         75,571           --           (75,571) B           --
     Loss on disposal of fixed asset ...........           --            6,786            --               6,786
                                                   ------------   ------------    ------------      ------------
INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES          75,571       (271,121)        (75,571)         (271,121)

PROVISION (BENEFIT) FOR INCOME TAXES ...........           --              800         (91,600) C        (90,800)
                                                   ------------   ------------    ------------      ------------

NET INCOME (LOSS) ..............................   $     75,571   $   (271,921)   $     16,029      $   (180,321)
                                                   ============   ============    ============      ============

Basic and Diluted Weighted Average Shares
Outstanding ....................................      4,491,874                                       33,373,249

Basic Income (Loss) per share ..................   $       0.02                                     $      (0.01)
Diluted Income (Loss) per share ................   $       0.02                                     $      (0.01)


(A) The consolidated Statement of Operations includes the accounts of the Company and its wholly owned subsidiary, Versatile Entertainment, Inc. This acquisition will be accounted for as a reverse merger (recapitalization) with Versatile and Bella Rose deemed to be the accounting acquirers, and Century deemed to be the legal acquirer. Bella Rose was formed in May 2005 and therefore, the pro forma statement of operations for the year ended September 30, 2004 (Century) and December 31, 2004 (Versatile) does not contain any accounts of Bella Rose.

(B) Century's income from discontinued operations has been eliminated, as it will have no continuing effect to the future operations of the combined entities.

(C) The benefit for income taxes has been adjusted assuming Versatile was a C-Corporation during the year ended December 31, 2004.

                      CENTURY PACIFIC FINANCIAL CORPORATION
                                       AND
          VERSATILE ENTERTAINMENT, INC. AND BELLA ROSE, LLC (COMBINED)
                       PRO FORMA STATEMENTS OF OPERATIONS


                                                                 VERSATILE
                                              CENTURY PACIFIC  ENT., INC. AND
                                                 FINANCIAL    BELLA ROSE, LLC
                                                CORPORATION     NINE MONTHS
                                                NINE MONTHS        ENDED        PRO FORMA         PRO FORMA
                                                   ENDED       SEPTEMBER 30,   ADJUSTMENTS      CONSOLIDATED
                                               JUNE 30, 2005        2005        (SEE NOTES)      (SEE NOTE A)
                                                (Unaudited)     (Unaudited)     (Unaudited)       (Unaudited)
                                               ------------    ------------    ------------      ------------
NET SALES ..................................   $       --      $  2,934,175    $       --        $  2,934,175

COST OF GOODS SOLD .........................           --         1,678,389            --           1,678,389
                                               ------------    ------------    ------------      ------------

GROSS PROFIT ...............................           --         1,255,786            --           1,255,786

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES         38,588       1,379,072         (38,588) B      1,379,072
                                               ------------    ------------    ------------      ------------

OPERATING LOSS .............................        (38,588)       (123,286)         38,588          (123,286)
                                               ------------    ------------    ------------      ------------

OTHER EXPENSE:
     Interest expense ......................           --            24,626            --              24,626
     Loss on disposal of discontinued
     operations ............................        962,482            --          (962,482) C           --
     Net loss from discontinued operations,
     net of tax of $764,604 ................        900,743            --          (900,743) C           --
                                               ------------    ------------    ------------      ------------

LOSS BEFORE PROVISION FOR INCOME TAXES .....     (1,901,813)       (147,912)      1,901,813          (147,912)

PROVISION FOR INCOME TAXES .................           --           108,000         10,300   D        118,300
                                               ------------    ------------    ------------      ------------

NET LOSS ...................................   $ (1,901,813)   $   (255,912)   $  1,891,513      $   (266,212)
                                               ============    ============    ============      ============

Basic and Diluted Weighted Average Shares
Outstanding ................................      7,291,627                                        33,809,513
Basic Loss per share .......................   $      (0.26)                                     $      (0.01)
Diluted Loss per share .....................   $      (0.26)                                     $      (0.01)


(A) The consolidated Statement of Operations includes the accounts of the Company and its wholly owned subsidiaries, Versatile Entertainment, Inc. and Bella Rose, LLC. This acquisition will be accounted for as a reverse merger (recapitalization) with Versatile and Bella Rose deemed to be the accounting acquirers, and Century deemed to be the legal acquirer.

(B) Century will not have any future operations in the combined entities, therefore the selling and general and administrative expenses of Century have been removed as a pro forma adjustment.

(C) Century's loss on disposal of discontinued operations and net loss from discontinued operations have been eliminated, as they will have no continuing effect to the future operations of the combined entities.

(D) The provision for income taxes has been adjusted assuming Versatile was a C-Corporation during the period ended September 30, 2005.


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